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         AMENDMENT NO. 1 TO
                           SECOND AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                            OF BARNESANDNOBLE.COM LLC

             THIS AMENDMENT NO. 1 (this "Amendment") amends the Second Amended and Restated Limited Liability Company Agreement (the "Restated Agreement") of barnesandnoble.com llc, a Delaware limited liability company (the "Company"), made and entered into, effective as of May 28, 1999, by and among Barnes & Noble, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 122 Fifth Avenue, New York, New York 10011 ("BN"), B&N.com Holding Corp., a corporation organized and existing under the laws of Delaware, with its principal place of business at 122 Fifth Avenue, New York, New York 10011 ("BN Holding"), barnesandnoble.com inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 76 Ninth Avenue, New York, New York 10011 (the "Public Corp."), Bertelsmann AG, an Aktiengesellschaft organized and existing under the laws of Germany, with its principal place of business at Carl-Bertelsmann-Strasse 270, 33311 Gutersloh, Germany ("BAG"), and BOL.US Online, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 1540 Broadway, New York, New York 10036 ("USO").

             WHEREAS, the Company was formed as a limited liability company pursuant to the Delaware Limited Liability Company Law (6 Del. C.ss. 18-101, et seq.) by the filing of a Certificate of Formation with the Office of the Secretary of State of the State of Delaware on October 27, 1998;

             WHEREAS, the parties entered into the Restated Agreement to reflect the addition of the Public Corp. as a Member and the sole Manager of the LLC pursuant to the terms and conditions of the Restated Agreement; and

             WHEREAS, the parties hereto desire to amend the Restated Agreement, effective as of May 28, 1999, to accurately reflect their understanding with respect to Section 5.4(c) and Schedule I of the Restated Agreement;

             NOW, THEREFORE, the parties hereto hereby agree as follows:

             Amendment to Section 5.4(c). Section 5.4(c) of the Restated Agreement is hereby amended and restated in its entirety to read as follows:

             "When the Gross Asset Value of a Company asset differs from its basis for federal or other income tax purposes, solely for purposes of the relevant tax and not for purposes of computing Capital Account balances, income, gain, loss, deduction and credit with respect to such asset shall be allocated among the Members (i) with respect to any contributions of assets to the Company on or after May 28, 1999, under the traditional method allowed pursuant to Treasury Regulations Section 1.704-3(b), unless otherwise determined by BN Holding and USO, and (ii) with respect to all contributions of assets to the Company before May 28, 1999, under the remedial allocation method under Treasury Regulation Section 1.704-3(d). The members

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agree that, as of October 31, 1998, all such differences related to goodwill, and the corresponding remedial allocations shall be made ratably over a fifteen
(15) year period."

             Amendment to Schedule I. Schedule I of the Restated Agreement is hereby amended and replaced in its entirety by Schedule I attached hereto.

             References. Any references in the Restated Agreement to "the Agreement", "this Agreement", "hereof", "herein", "hereunder" or terms of similar import shall mean the Restated Agreement as amended by this Amendment.

             No Other Changes. Except as amended hereby, all other terms and provisions of the Restated Agreement remain unchanged and in full force and effect.

             Counterparts. This Amendment may be executed in counterparts which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 14th day of January, 2000, effective and effectuating their agreement as of May 28, 1999.

                                        Bertelsmann AG

                                        By: /s/ Thomas Middelhoff
                                           --------------------------
                                        Name:  Thomas Middelhoff
                                        Title: Chief Executive Officer

                                        BOL.US Online, Inc.


                                        By: /s/ Robert Sorrentino
                                           --------------------------
                                        Name:  Robert Sorrentino
                                        Title: President

                                        Barnes & Noble, Inc.


                                        By: /s/ Leonard Riggio
                                           --------------------------
                                        Name:  Leonard Riggio
                                        Title: Chairman
                                        B&N.com Holding Corp.


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                                        By: /s/ Leonard Riggio
                                           --------------------------
                                        Name:  Leonard Riggio
                                        Title: Chairman

                                        barnesandnoble.com inc.


                                        By: /s/ Leonard Riggio
                                           --------------------------
                                        Name:  Leonard Riggio
                                        Title: Chairman


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                                   SCHEDULE I

                   MEMBERS; MEMBERSHIP UNITS; CAPITAL ACCOUNTS


Member                           Membership Units             Capital Account
------                           ----------------             ---------------

barnesandnoble.com inc.          28,750,002                   $  517,500,000
                                 Membership Units


B&N.com Holding Corp.            57,500,000                   $1,035,000,000
                                 Membership Units


BOL.US Online, Inc.              57,500,000                   $1,035,000,000
                                 Membership Units


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